Short-term investments and Cash and Cash equivalents	6 Months Ended
Jun. 30, 2019
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Short-term investments and Cash and Cash equivalents
2.5.10	Short-term investments and Cash and Cash equivalents

(€’000)	As of June 30, 2019	As of December 31, 2018
Short-term investments	0	9,197
Cash and cash equivalents	33,668	40,542

Total	33,668	49,739

The Group’s treasury position[3] amounted to €33.7 million at 30 June 2019. It shows a decrease of €16.1 million against year-end, consequently to cash burned in our operations during the period. See disclosure note 2.5.7.

Given the level of market interest rates for corporate deposits of short-term maturities, the Group has reduced the amounts invested in short-term deposits over the first half of 2019.

[3]

‘Treasury position’ is an alternative performance measure determined by adding Short-term investments and Cash and cash equivalents from the statement of financial position prepared in accordance with IFRS.